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                                                                    EXHIBIT 10.1

The Warrant and the securities issuable upon exercise of this Warrant (the "Securities") have not been registered under the Securities Act of 1933 (the "Securities Act") or under any state securities or Blue Sky laws ("Blue Sky Laws"). No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the Securities or any interest therein may be made except (a) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws or (b) if the Company has been furnished with both an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration is required because of the availability of an exemption from registration under the Securities Act and applicable Blue Sky Laws, and assurances that the transfer, sale, assignment, pledge, hypothecation or other disposition will be made only in compliance with the conditions of any such registration or exemption.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                              OF POPMAIL.COM, INC.

WARRANT NO. FP- __ Irving, Texas
                                                                 August 24, 2000

         This certifies that, for value received, FAIRVIEW PARTNERS, or its successors or assigns (the "Holder") is entitled to purchase from Popmail.com, Inc. (the "Company") Eighty Thousand (80,000) fully paid and nonassessable shares (the "Shares") of the Company's Common Stock, $.01 par value (the "Common Stock") at an exercise price of $0.75 per share (the "Exercise Price"), subject to adjustment as herein provided. This Warrant may be exercised by Holder at any time after the date hereof; provided that, Holder shall in no event have the right to exercise this Warrant or any portion thereof later than August 24, 2004.

         This Warrant shall replace that certain Warrant No. FP-2 issued by the Company to Fairview Partners on May 15, 2000 (The "Initial Warrant"). Effective upon the issuance hereof, the Initial Warrant shall be canceled by the Company and be of no further force or effect.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed, if required, at the Company's principal office in Irving, Texas, or such other office or agency of the Company as the Company may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company at any time within the period above named), and upon payment to it by certified check, bank draft or cash of the purchase price for such Shares. The Company agrees that the Shares so purchased shall have and are deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Shares as aforesaid. Certificates for the Shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time. The Company may require that any such new Warrant or any certificate for Shares purchased upon the exercise hereof bear a legend substantially similar to that which is contained on the face of this Warrant.

         2. Transferability of this Warrant. This Warrant is issued upon the following terms, to which Holder consents and agrees:




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             a. Until this Warrant is transferred on the books of the
         Company, the Company will treat the Holder of this Warrant registered as such on the books of the Company as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

             b. This Warrant may not be exercised, and this Warrant and the Shares underlying this Warrant shall not be transferable, except in compliance with all applicable state and federal securities laws, regulations and orders, and with all other applicable laws, regulations and orders.

             c. The Warrant may not be transferred, and the Shares underlying this Warrant may not be transferred, without the Holder obtaining an opinion of counsel satisfactory in form and substance to the Company's counsel stating that the proposed transaction will not result in a prohibited transaction under the Securities Act of 1933, as amended ("Securities Act"), and applicable Blue Sky laws. By accepting this Warrant, the Holder agrees to act in accordance with any conditions reasonably imposed on such transfer by such opinion of counsel.

             d. Neither this issuance of this Warrant nor the issuance of the Shares underlying this Warrant have been registered under the Securities Act.

         3. Certain Covenants of the Company. The Company covenants and agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and full payment for the Shares so purchased, will be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue hereof, except those that may be created by or imposed upon the Holder or its property, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such actions as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved free of preemptive or other rights for the exclusive purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. Adjustment of Exercise Price and Number of Shares. The Exercise Price and number of Shares are subject to the following adjustments:

             a. Adjustment of Exercise Price for Stock Dividend, Stock Split or Stock Combination. In the event that (i) any dividends on any class of stock of the Company payable in Common Stock or securities convertible into or exercisable for Common Stock ("Common Stock Equivalents") shall be paid by the Company, (ii) the Company shall subdivide its then outstanding shares of Common Stock into a greater number of shares, or (iii) the Company shall combine its outstanding shares of Common Stock, by reclassification or otherwise, then, in any such event, the Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event, and the resulting quotient shall be the adjusted Exercise Price per share. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than $.05 per share.




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             b. Adjustment of Number of Shares Purchasable on Exercise of
         Warrants. Upon each adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Exercise Price in effect prior to such adjustment) by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

             c. Notice as to Adjustment. Upon any adjustment of the Exercise Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of the Warrant, then, and in each such case, the Company within thirty (30) days thereafter shall give written notice thereof, by first class mail, postage prepaid, addressed to each Holder as shown on the books of the Company, which notice shall state the adjusted Exercise Price and the increased or decreased number of shares purchasable upon the exercise of the Warrants, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

             d. Effect of Reorganization, Reclassification, Merger, etc. If at any time while this Warrant is outstanding there should be (i) any capital reorganization of the capital stock of the Company (other than the issuance of any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise and other than a combination of shares provided for in Section 4(a) hereof), (ii) any consolidation or merger of the Company with another corporation, or any sale, conveyance, lease or other transfer by the Company of all or substantially all of its property to any other corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive cash, stock, securities, or assets with respect to or in exchange for Common Stock, or (iii) any dividend or any other distribution upon any class of stock of the Company payable in stock of the Company of a different class, other securities of the Company, or other property of the Company (other than cash), then, as a part of such transaction, lawful provision shall be made so that Holder shall have the right thereafter to receive, upon the exercise hereof, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, or of the corporation to which the property of the Company has been sold, conveyed, leased or otherwise transferred, as the case may be, which the Holder would have been entitled to receive upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance, lease or other transfer, if this Warrant had been exercised immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance, lease or other transfer. In any such case, appropriate adjustments (as determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth in this Warrant (including the adjustment of the Exercise Price and the number of Shares issuable upon the exercise of the Warrant) to the end that the provisions set forth herein shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise of the Warrant as if the Warrant had been exercised immediately prior to such capital reorganization, reclassification of capital stock, such consolidation, merger, sale, conveyance, lease or other transfer and the Holder had carried out the terms of the exchange as provided for by such capital reorganization, consolidation or merger. The Company shall not effect any such capital reorganization, consolidation, merger or transfer unless, upon or prior to the consummation thereof, the successor corporation or the corporation to which the property of the Company has been sold, conveyed, leased or otherwise transferred shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions such Holder shall be entitled to purchase.



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         5.  No Rights as Stockholders. This Warrant shall not entitle the
Holder as such to any voting rights or other rights as a stockholder of the Company.

         6.  Registration Rights.

             a. Piggyback Registration Rights. Provided that the Shares are not then included in a current registration statement of the Company, if the Company, at any time before the fifth anniversary of the issuance of this Warrant, shall file a registration statement with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, for the purpose of registering shares of Common Stock for sale to the public, the Company shall give to the Holder at least twenty (20) days advance written notice of its intention to file such registration statement and Holder shall have the right to have included in such registration statement such number of the Shares as it shall designate to the Company within ten (10) days after the date of such notice, provided that the number of Shares to be included in such registration statement, when added to all the other shares to be included therein, does not exceed the number of shares which the Company and its underwriters, if any, reasonably fix for inclusion. If the number of Shares to be included in such registration statement is less than the total number of Shares which the Holder has requested to be included, then the Holder and other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration shall participate in the underwriting pro rata based upon the total number of shares of Common Stock requested to be registered by all of such holders. The Holder shall furnish the Company with such information as may be required in connection with such registration statement and will cooperate to cause such registration to become effective at the earliest practicable time. If the shares to which such registration relates are to be sold in an underwritten offering, the Holder, as a condition to the inclusion of the shares in the registration statement, shall agree that its Shares will be sold only as a part of such underwritten offering and at the price and upon the terms fixed by the Company and its underwriters, subject to the right of the Holder to withdraw the Shares therefrom.

             b. Demand Registration Rights. On a one-time basis only, during the three year period commencing May 15, 2002, upon request by the Holder or Holders of a majority in interest of this Warrant, and of any Shares, the Company will promptly take all necessary steps to register or qualify, under the 1933 Act and the securities laws of such states as the holders may reasonably request, such number of Shares issued and to be issued upon conversion of the Warrants and shares of common stock of the Company owned at such time by such holders pursuant to the conversion of that certain $2,000,000 Senior Convertible Note issued as of the date of this Warrant requested by such holders in their request to the Company. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this section for such period as may be reasonably necessary for such Holder or Holders of this Warrant and/or such Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

         7. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota.

         8. Amendments and Waivers. The provisions of this Warrant may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given, unless the Company agrees in writing and has obtained the written consent of the Holder.

         9. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Holder shall be mailed, delivered, or telefaxed and confirmed to the Holder at his or her address set forth on the records of the Company; or if sent to



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the Company shall be mailed, delivered, or telefaxed and confirmed to
PopMail.com, Inc., 1333 Corporate Drive, Suite 350, Irving, Texas 75038 or to such other address as the Company or the Holder shall notify the other as provided in this Section.

         [The remainder of this page has been intentionally left blank.]


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         IN WITNESS WHEREOF, PopMail.com, Inc. has caused this Warrant to be signed by its duly authorized officer in the date set forth above.

                                       POPMAIL.COM, INC.


                                       By_____________________________________
                                       Its____________________________________


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                                SUBSCRIPTION FORM

         To be signed only upon exercise of Warrant.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________________ of the shares of Common Stock of PopMail.com, Inc. (the "Shares") to which such Warrant relates and herewith makes payment of $_____________ therefor in cash, certified check or bank draft and requests that a certificate evidencing the Shares be delivered to, _______________________________, the address for whom is set forth below the signature of the undersigned:

Dated: ____________________


                                 _______________________________________
                                 (Signature)
                                 _______________________________________
                                 _______________________________________
                                 (Address)



                                   [ ] [ ] [ ]



                                 ASSIGNMENT FORM

         To be signed only upon authorized transfer of Warrant.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _____________________________________ the right to purchase shares of Common Stock of PopMail.com, Inc. to which the within Warrant relates and appoints ____________________ attorney, to transfer said right on the books of _________________ with full power of substitution in the premises.

Dated: ____________________






                                     _______________________________________
                                     (Signature)


                                     _______________________________________
                                     _______________________________________
                                     (Address)